UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 12, 2007
Arbitron Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-1969	52-0278528
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

142 West 57th Street
New York, New York	10019-3300
(Address of principal executive offices)	(Zip Code)
(212) 887-1300
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
     On September 12, 2007 Arbitron Inc. (“Arbitron” or the “Company”) will hold a conference call with its Portable People Meter (“PPM”) customers regarding the Company’s progress with its Portable People Meter service. The Company intends to discuss the following issues, among others, during the conference call:
•	The Company’s recently announced PPM sample size shortfall in the Philadelphia and Houston markets, and the measures the Company intends to implement to increase sample size, including the Company’s proposal to offer a PPM sample size guarantee, the terms of which will be determined following discussions with its Radio Advisory Council;

•	Data processing quality issues associated with the recently announced Houston PPM data weekly reissue; and

•	Update on the progress of panel build-out of markets previously announced to be commercialized in the near future, and other issues related to the transition from diary-based to PPM-based currency.
     The slides to be used on the call are attached hereto as Exhibit 99.1.
     The information in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits
(d)	Exhibits
The following exhibit relating to Item 7.01 shall be deemed to be furnished, and not filed:
99.1	Slides from conference call with PPM customers on September 12, 2007
Forward-Looking Statements
     This Form 8-K (including Exhibit 99.1) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The statements regarding Arbitron Inc. and its subsidiaries (“we,” “our,” “Arbitron” or the “Company”) in this document that are not historical in nature, particularly those that utilize terminology such as “may,” “will,” “should,” “likely,” “expects,” “anticipates,” “estimates,” “believes,” or “plans” or comparable terminology, are forward-looking statements based on current expectations about future events, which Arbitron has derived from information currently available to it. These forward-looking statements involve known and unknown risks and uncertainties that may cause our results to be materially different from results implied in such forward-looking statements. These risks and uncertainties include, in no particular order, whether we will be able to:
•	successfully implement the rollout of our Portable People MeterTM service;

•	renew contracts with large customers as they expire;

•	successfully execute our business strategies, including entering into potential acquisition, joint-venture or other material third-party agreements;

•	effectively manage the impact of any further ownership shifts in the radio and advertising agency industries;

•	respond to rapidly changing technological needs of our customer base, including creating new proprietary software systems and new customer products and services that meet these needs in a timely manner;

•	successfully manage the impact on our business of any economic downturn generally and in the advertising market in particular;

•	successfully manage the impact on costs of data collection due to lower respondent cooperation in surveys, privacy concerns, consumer trends, technology changes and/or government regulations;

•	successfully develop and implement technology solutions to measure multi-media and advertising in an increasingly competitive environment; and

•	successfully obtain and/or maintain Media Rating Council® accreditation for our audience measurement services.
     Additional important factors known to Arbitron that could cause actual results to differ materially from our forward-looking statements are identified and discussed from time to time in Arbitron’s filings with the Securities and Exchange Commission, including in particular the risk factors discussed under the caption “ITEM 1A. RISK FACTORS” in Arbitron’s Annual Report on Form 10-K for the year ended December 31, 2006.
     The forward-looking statements contained in this document speak only as of the date hereof, and Arbitron undertakes no obligation to correct or update any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.
ARBITRON INC.

Date: September 12, 2007	By:	/s/ Timothy T. Smith

Timothy T. Smith
Executive Vice President, Legal and Business Affairs,
Chief Legal Officer and Secretary

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